Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of June 11, 2018 (this “Amendment”), with respect to that certain Credit Agreement dated as of March 6, 2018, by and among QUALCOMM Incorporated, a Delaware corporation (the “Borrower”), each lender party thereto from time to time and Goldman Sachs Bank USA, as administrative agent (together with any successor agent appointed pursuant to the Credit Agreement (as defined below), in such capacity, the “Administrative Agent”) (as amended by Amendment No. 1 to Credit Agreement, dated as of April 20, 2018, and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

In consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.            Defined Terms. All capitalized terms used but not defined herein shall have their respective meanings set forth in the Credit Agreement.

2.            Amendments to the Credit Agreement. Each of the parties hereto agrees that, effective as of the Amendment No. 2 Effective Date (as defined below):

a.            Section 1.01 of the Credit Agreement is hereby amended by (i) amending and restating the definition of “Aggregate Term Commitments” in its entirety to read “means the Term Commitments of all Term Lenders. The Aggregate Term Commitments on the Amendment No. 2 Effective Date equal $7,000,000,000.” and (ii) adding the following definition in appropriate alphabetical order:

“Amendment No. 2 Effective Date” means the first date on which all of the conditions to effectiveness in Section 3 of that certain Amendment No. 2 to Credit Agreement, dated as of June 11, 2018, by and among the Borrower, the Lenders party thereto and the Administrative Agent, are satisfied or waived in accordance with Section 10.01.

b.           Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Schedule 2.01 attached as Exhibit A hereto (the “Revised Commitment Schedule”).

3.            Effectiveness. This Amendment will become effective upon the date (the “Amendment No. 2 Effective Date”) on which each of the following conditions has been satisfied or waived in accordance with Section 10.01 of the Credit Agreement:

a.            the Administrative Agent shall have received from  (i)  the  Borrower,  (ii)  each Lender whose Term Commitment set forth on the Revised Commitment Schedule exceeds its Term Commitment immediately prior to giving effect to the Amendment and (iii) the Lenders collectively representing the Required Lenders immediately prior to giving effect to the Amendment, an executed counterpart of this Amendment (or photocopies thereof sent by fax, pdf  or other electronic means, each of which shall be enforceable with the same effect as a signed original);

b.           The Administrative Agent’s receipt of the following, each of which shall be originals, telecopies or electronic copies (followed promptly by originals) unless otherwise specified,

each properly executed by a Responsible Officer of the Borrower, each dated the Amendment No. 2 Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment No. 2 Effective Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders party hereto:

(i)            Notes executed by the Borrower in favor of any Lender, to the extent requested by such Lender;

(ii)          such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which the Borrower is a party;

(iii)         such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is duly organized or formed and is validly existing, in good standing and qualified to engage in business in Delaware and California;

(iv)        a favorable opinion of Cravath, Swaine & Moore LLP, counsel to the Borrower, addressed to the Administrative Agent and each Lender, as to the matters concerning the Borrower and the Loan Documents as the Administrative Agent or the Lenders party hereto may reasonably request; and

(v)          a certificate of a Responsible Officer of the Borrower certifying (A) that the representations and warranties of the Borrower contained in Article V of the Credit Agreement (excluding, however, Sections 5.12 and 5.13) and contained in each other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, with respect to any representation or warranty qualified by reference to materiality or Material Adverse Effect, in all respects) on and as of the Amendment No. 2 Effective Date (provided that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement), (B) if any Debt Ratings are then in effect, the current Debt Ratings, and (C) that no Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment or any other Loan Document.

c.            Any fees required to be paid on or before the Amendment No. 2 Effective Date, including pursuant to that certain Fee Letter, dated as of June 11, 2018, by and among the Borrower and Goldman Sachs Bank USA, shall have been paid;

d.            Unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least three Business Days prior to the Amendment No. 2 Effective Date (or such later date as agreed by the Borrower), plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing

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proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent); and

4.            Representations and Warranties. The Borrower represents and warrants as of the date hereof that, after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement (excluding, however, Sections 5.12 and 5.13) will be true in all material respects on and as of the date hereof and (ii) no Default will have occurred and be continuing on such date. It is understood and agreed that the representations and warranties made by the Borrower in this paragraph are subject to the terms of Section 4.04 of the Credit Agreement.

5.            Continuing Effect of the Credit Agreement. This Amendment is limited solely to the matters expressly set forth herein and does not constitute an amendment, waiver or consent to any provision of the Credit Agreement other than as set forth in Section 2 hereof. Except as expressly set forth in this Amendment, the Credit Agreement remains in full force and effect, and the Borrower and the Lenders acknowledge and agree that all of their respective obligations hereunder and under the Credit Agreement shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment except to the extent specified herein. From and after the Amendment No. 2 Effective Date, (x) each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect to this Amendment and (y) each Lender shall constitute a “Lender” under the Credit Agreement.

6.            Miscellaneous. The provisions of Sections 10.04 (Expenses; Indemnity; Damage Waiver), 10.07 (Treatment of Certain Information; Confidentiality), 10.10 (Counterparts; Integration; Effectiveness), 10.11 (Survival of Representations and Warranties), 10.12 (Severability), 10.14 (Governing Law; Jurisdiction; Etc.), 10.15 (Waiver of Jury Trial), 10.16 (No Advisory or Fiduciary Responsibility), and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement shall apply with like effect to this Amendment.

This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

QUALCOMM INCORPORATED, as the Borrower
by
/s/ David E. Wise
	Name:	David E. Wise
	Title:	SVP & Treasurer

[2018 QUALCOMM Credit Agreement - Signature Page to Amendment No. 2]

GOLDMAN SACHS BANK USA, as Administrative Agent and as a Lender
By:	/s/ Robert Ehudin
	Name:	Robert Ehudin
	Title:	Authorized Signatory

[2018 QUALCOMM Credit Agreement - Signature Page to Amendment No. 2]

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender
by
/s/ Robert Ehudin
	Name:	Robert Ehudin
	Title:	Authorized Signatory

[2018 QUALCOMM Credit Agreement - Signature Page to Amendment No. 2]

BARCLAYS BANK PLC, as a Lender
by
/s/ Chris Walton
	Name:	Chris Walton
	Title:	Director

[2018 QUALCOMM Credit Agreement - Signature Page to Amendment No. 2]

BNP Paribas, as a Lender
by
/s/ Gregory R. Paul
	Name:	Gregory R. Paul
	Title:	Managing Director

by
/s/ Todd Rodgers
	Name:	Todd Rodgers
	Title:	Director

[2018 QUALCOMM Credit Agreement - Signature Page to Amendment No. 2]

LLOYDS BANK PLC, as a Lender
by
/s/ Allen McGuire
	Name:	Allen McGuire
	Title:	Assistant Manager
Transaction Execution
Category A
M004

by
/s/ Jennifer Larrow
	Name:	Jennifer Larrow
	Title:	Assistant Manager
Transaction Execution
Category A
L003

[2018 QUALCOMM Credit Agreement - Signature Page to Amendment No. 2]

Bank of China, Los Angeles Branch, as a Lender
by
/s/ Yong Ou
	Name:	Yong Ou
	Title:	SVP & Deputy Branch Manager

[2018 QUALCOMM Credit Agreement - Signature Page to Amendment No. 2]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
by
/s/ Susan M. Bowes
	Name:	Susan M. Bowes
	Title:	Senior Vice President

[2018 QUALCOMM Credit Agreement - Signature Page to Amendment No. 2]